AMENDMENT NUMBER FOUR TO
	    AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT



	This AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 20, 1997, is entered into by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on the one hand, and LIVE FILM AND MEDIAWORKS, INC., a Delaware corporation, LIVE AMERICA INC., a Delaware corporation, and VESTRON INC., a Delaware corporation, (individually or collectively, "Borrower"), on the other hand, with reference to the following facts:

				  FACTS

	FACT ONE:       Foothill and Borrower have previously entered into
that certain Amended and Restated Loan and Security Agreement, dated as of November 14, 1994, (as amended and restated, the "Agreement").

	FACT TWO:       Foothill and Borrower desire to further amend the
Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

	NOW, THEREFORE, Foothill and Borrower hereby modify and amend the Agreement as follows:

	1. Notwithstanding anything to the contrary of Section 3.4 of the Agreement, the Agreement shall continue in full force and effect for a term ending on March 1, 1998.

	2. Notwithstanding anything to the contrary of Section 2.8(d) of the Agreement, Foothill has agreed to waive Foothill's financial examination requirements for the next six months, however, Borrower agrees to give Foothill thrity (30) days prior notice via telephonic of Borrowers anticipated borrowings to allow Foothill ample time to perform and complete its financial examination prior to any advances to Borrower.

	3. In order to induce Foothill to enter into this Amendment, Borrowers represent and warrant to Foothill that:

		(a) as of the date hereof, after giving effect to this Amendment, no Event of Default, or event or occurrence which, with the passage of time or notice or both, would constitute an Event of Default, is continuing;

		(b) all of the representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

		(c) this Amendment has been duly executed and delivered by Borrowers, and after giving effect to this Amendment, the Agreement continues to constitute the legal, valid and binding agreements and obligations of each Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

	4. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment telefacsimile shall be equally as effective as delivery of an manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

	5. Borrowers shall pay to Foothill a fee of 24, 300. Said fee shall be fully-earned, non-refundable, and due and payable on the date of signing and delivery of this Amendment by Borrowers to Foothill.

	6. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

	IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first hereinabove written.

FOOTHILL CAPITAL CORPORATION            LIVE FILM AND MEDIAWORKS,
					 INC.


By:__________________________________   By______________________________
	Kurt R. Marsden                       Ronald B. Cushey
	Assistant Vice President              Executive Vice President & CFO


LIVE AMERICA, INC.                      VESTRON INC.


By___________________________________   By______________________________
	Ronald B. Cushey                      Ronald B. Cushey
	Sr. Vice President & CFO              Executive Vice President & CFO


		     REAFFIRMATION OF GUARANTORS


By its acceptance below as of this 20th day of March, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated November 16, 1994, and consents to the above-stated terms.

					LIVE ENTERTAINMENT INC.

					By____________________________________
					      Ronald B. Cushey
					      Executive Vice President & CFO
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By its acceptance below as of this 20th day of March, 1997, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated November 16, 1994, and consents to the above-stated terms.

					LIVE VENTURES INC.

					By____________________________________
					      Ronald B. Cushey
					      Executive Vice President & CFO


Agreed and acknowledged this
      day of April, 1997

IMERIAL BANK



By ________________________________
Print Name ________________________
Its _______________________________




LA100 2/26/97lmg